UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

MEDICAL INNOVATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-27211	84-1469319
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5805 State Bridge Road, Suite G-328, Duluth, Georgia 30097

(Address of Principal Executive Offices) (Zip Code)

(866) 883-3793

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

From January 24, 2017 to May 10, 2017 the Company filed press releases under Section 8, “Other Events” on Form 8-K, the Company is hereby amending their disclosure to Section 7 “Regulation FD” and have attached Exhibits 99.1 through 99.5 herewith.

SECTION 7 — REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Releases

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Between January 24, 2017 and May 10, 2017 Medical Innovation Holdings Inc. issued a press releases. The text of the press releases in their entirety is attached herewith as Exhibits 99.1 to 99.4.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM9.01 Financial Statements and Exhibits.

The following is a complete list of exhibits filed aspart of this Report.

Exhibit numbers correspond to the numbers in the exhibittable of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Press Release
99.2	Press Release
99.3	Press Release
99.4	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medical Innovation Holdings, Inc.

	By	/s/ Arturo Jake Sanchez
Date: July 31, 2017	Name:	Arturo “Jake” Sanchez
	Title:	CEO